NASDAQ: MNSB INVESTOR PRESENTATION Exhibit 99.2

Disclaimers This presentation contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the impact of developments related to the novel coronavirus (COVID-19), economic conditions, competition, inflation and market rates of interest, client relationships and changes in our organization. Factors that could cause actual results to differ materially are described in our Annual Report on Form 10-K for the year ended December 31, 2019, and in other documents subsequently filed will the Securities and Exchange Commission, available at www.sec.gov and www.mstreetbank.com. We caution readers that the list of factors is not exclusive. The forward-looking statements are made as of the date of this presentation, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance. This presentation supplements information contained in the Company’s preliminary prospectus supplement dated September 10, 2020 and should be read in conjunction therewith. Unless otherwise indicated or the context otherwise requires, all references in this presentation to “we,” “our,” “us,” and “the Company” refer to MainStreet Bancshares, Inc., and its consolidated subsidiaries, after giving effect to the reorganization transaction that was completed in July 2016, pursuant to which MainStreet Bank (the “Bank”) reorganized into a holding company structure, with each outstanding share of Bank common stock being automatically converted into and exchanged for one share of the Company’s common stock. For all periods prior to the completion of such reorganization transaction, these terms refer to the Bank and its consolidated subsidiaries, and all historical financial information included in this presentation prior to the completion of the reorganization reflect that of the Bank. The accounting and reporting policies of the Company conform to U.S. GAAP and prevailing practices in the banking industry. However, certain non-GAAP measures are used in this presentation by management to supplement the evaluation of the Company’s performance. These measures include Pre-Tax Pre-Provision (PTPP) Income, Tangible Common Equity/Tangible Assets (TCE/TA), Tangible Book Value per Share (TBVPS) and Core Net Income. Management believes that the use of these non-GAAP measures provide meaningful information about operating performance by enhancing comparability with other financial periods and other financial institutions. The non-GAAP measures used by management enhance comparability by excluding the effects of items that do not reflect ongoing operating performance, including non-recurring gains or charges, that, in management’s opinion, can distort period-to-period comparisons. These non-GAAP financial measures should not be considered an alternative to U.S. GAAP-basis financial statements, and other bank holding companies may define or calculate these or similar measures differently. A reconciliation of the non-GAAP financial measures used by the Company to evaluate and measure the Company’s performance to the most directly comparable U.S. GAAP financial measures is presented in the Appendix. 139, 141, 144 194, 134, 144 187, 175, 168 255, 230, 153 61, 174, 176 52, 165, 221 59, 166, 123 191, 191, 191 47, 82, 143

Terms of Proposed Depositary Offering Issuer (Exchange: Ticker) MainStreet Bancshares, Inc. (NASDAQ: MNSB) (“MainStreet” or the “Company”) Security Type Depositary shares, each representing a 1/40th interest in a share of Series A Fixed-Rate Non-Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”) Proposed Ticker / Exchange MNSBP / NASDAQ Proposed Offering Size $25,000,000 (base amount) Depositary Shares Offered 1,000,000 Overallotment Option 15% Liquidation Preference Per Depositary Share $25.00 Dividends 7.375 – 7.500% per annum, payable quarterly in arrears only when, as and if declared by the Company’s board of directors Redemption At the Company’s option: In whole or in part on any dividend payment date on or after five years In whole but not in part, within 90 days following a “regulatory capital treatment event” as defined in the prospectus supplement DRD / QDI Eligible Yes Use of Proceeds General corporate purposes, which may include repurchases of outstanding common stock, working capital and the funding of organic growth of MainStreet Bank, or potential acquisitions. Expected Pricing Date September 10, 2020 Joint Bookrunners B. Riley FBR, Boenning & Scattergood, D.A. Davidson & Co., Janney Montgomery Scott Note: Actual offering size and pricing may differ materially from the proposed figures shown. Offering size and pricing are to be determined by negotiations between the Company and the underwriters.

Leesburg Herndon McClean Arlington Fairfax Washington MainStreet Bancshares, Inc. at a Glance Market data as of September 8, 2020 Non-GAAP measure, see Appendix Bank-level regulatory data Bank Established: May 26, 2004 Holding Company Established July 15, 2016 Headquarters: Fairfax, VA Market Capitalization ($MM): 107.5 Price/TBV (%)2: 76.7 Total Assets ($MM): 1,528.9 Gross Loans ($MM): 1,272.7 Deposits ($MM): 1,342.3 TCE/TA (%)2: 9.17 LTM Core ROAA (%)2: 0.77 LTM Core ROATCE (%)2: 7.38 LTM Net Interest Margin (%): 3.30 LTM Efficiency Ratio (%): 59.49 NPAs/Assets (%): 0.16 Total Capital Ratio (%)3: 13.26 CET1 Ratio (%)3: 12.16 Tier 1 Capital Ratio (%)3: 12.16 Leverage Ratio (%)3: 10.23 The Northern Virginia Region Financial Summary as of 6/30/201 MainStreet Bank Branch Loudoun County Prince William County Fairfax County District of Columbia Arlington County

Second Quarter 2020 Highlights

Financial Summary

- Pre-Tax Pre-Provision (PTPP) Income was $4.7 million[1] for Q2 2020, representing a 2.5% increase from Q1 2020
- MainStreet remains cumulatively profitable for the first half of 2020 but did report a net loss of $634,000 during Q2 2020 which was directly tied to a $5.6 million provision expense made primarily to respond to the potential impact of the COVID-19 pandemic
  - Aggregate PPP fee income is currently estimated at nearly $5.8 million, which effectively offsets the incremental provision recognized in Q2 2020
- Despite compression to the Company's net interest margin, PTPP Income held steady at $9.3 million[1] for the first half of 2020

Sustained PTPP ($000s)[1]



Pre-Tax Pre-Provision Income
Four Quarter Average: $4,807
Q2'20 PTPP in-line with Q2'19–Q1'20 average
5,049
4,943
4,663
4,571
4,684
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20

Key Records

- Q2 2020 highlights include **record financial figures** for:
  - LTM Net Interest Income: **$41.2 million**
  - LTM Noninterest Income: **$5.3 million**
  - Loans: **$1.27 billion**
  - Deposits: **$1.34 billion**
- Noninterest-bearing deposits increased to $388.1 million, comprising **a record 28.9% of total deposits**

Monthly Net Income ($000s)



1,234
1,053
1,183
919
709
(2,261)
1,763
1,892
1/20
2/20
3/20
4/20
5/20
6/20
7/20
8/20

1 Non-GAAP measure, see Appendix

MainStreetBancshares, Inc. | 5

Initiated April 3 1,071 PPP loans processed for guaranteed portion and 100% forgiveness from the SBA anticipated $172 million in total PPP loans ~$180 million in new deposits from participants Paycheck Protection Program (“PPP”) Concentrated COVID-19 Response In addition to participating in PPP, the Board and management initiated two payment deferral programs to support borrowers’ needs during the pandemic: Phase 1: Borrowers could opt to defer up to two months of principal and interest payments, and Phase 2: Commercial lenders would work with individual borrowers to design and implement a solution to achieve a positive outcome for the borrower Despite the economic disruption from the pandemic, an overwhelming number of borrowers (77.5% by dollar amount as of June 30, 2020) did not indicate a need for any support from either phase to meet their loan obligations The Board and management took a very conservative approach to assessing the loan portfolio based upon current and anticipated conditions Pandemic Response Initiated March 24 195 borrowers participated 44% of Phase 1 also participated in PPP $287 million (22.5% of Total Loans as of June 30, 2020) Phase 1 Initiated May 4 Phase 2 borrowers did not defer more than 6 months 42 borrowers scheduled to participate $94 million (7.4% of Total Loans as of June 30, 2020) Phase 2

COVID-19 Industry Exposure Total CRE Portfolio: $666.1MM Phase 2 Loan Deferrals Exposure to Selected COVID-19 Impacted Industries1 Note: Information as of June 30, 2020 1Loan-to-value figures are averages from when the loans were made CRE Loans by Industry

Hotel Portfolio Locations Hotel Loan Portfolio Note: Information as of June 30, 2020 1Data shown for MainStreet’s 14 operating hotel loans Avg. Rooms per Hotel 98 138 103 131 98 58 The borrowers that comprise MainStreet’s hotel loan portfolio seem to be positioned favorably to surmount the challenges from COVID-19 currently faced by the hospitality industry The entire hotel portfolio maintains a pass rating and no loans are currently past due or non-performing Key Hotel Loan Portfolio Qualities MainStreet Hotel Borrower Statistics1 ` MainStreet’s hotel borrowers are generally characterized by: High Name Recognition: Hilton, Marriott, [Choice] and Best Western rank among the top 10 most famous hotels1 in the US Strong Brand Value: Hilton, Marriott and Wyndham rank among the top 10 most valuable hotel brands2 in the world Large, Established Franchises: No borrower in the hotel loan portfolio is an independent hotel Lack of Convention Exposure: Occupancy is not driven by conventions or other activities highly sensitive to COVID-19 Suburban/Exurban Location: Guests are comprised substantially of travelers who prefer to stay on the outskirts of Washington D.C. Hotels are generally located in close proximity to highways and/or military installations and are typically more likely to cater to customers traveling by car Current Loan Balance ($MM) Operating Hotels Number of Hotel Loans 5 4 2 1 1 1

Improving Hotel Occupancy/RevPAR Trends Notes:Data shown for MainStreet’s 14 operating hotel loans 1RevPAR, or revenue per available room, is a performance metric used by hotels calculated by dividing a hotel’s total guestroom revenue by the room count and the number of days in the period being measured Portfolio Average Occupancy (Weighted by Room Count) (%) Portfolio Average RevPAR1 (Weighted by Room Count) ($) ` Jeff 9/2/20: I will say I liked the graphic my team produced better than this one.  - once we provide the occupancy and revpar data, you may want to consider inserting 2 more graphs.   MainStreet’s hotel borrowers are generally characterized by: High Name Recognition: Hilton, Marriott, [Choice] and Best Western rank among the top 10 most famous hotels1 in the US Strong Brand Value: Hilton, Marriott and Wyndham rank among the top 10 most valuable hotel brands2 in the world Large, Established Franchises: No borrower in the hotel loan portfolio is an independent hotel Lack of Convention Exposure: Occupancy is not driven by conventions or other activities highly sensitive to COVID-19 Suburban/Exurban Location: Guests are comprised substantially of travelers who prefer to stay on the outskirts of Washington D.C. Hotels are generally located in close proximity to highways and/or military installations and are typically more likely to cater to customers traveling by car

Investment Highlights Strong earnings momentum Superior market performance and demonstrated ability to execute Experienced management team with deep ties to the local business community Well-positioned company residing in a vibrant market with favorable demographics Long history of driving organic growth in the franchise and profitability Disciplined credit process and consistently pristine asset quality 1 2 3 4

Experienced Executive Team Co-Founder, Chairman of the Board and CEO since 2003 37+ years of banking experience Previously an advisor to the Bank of England and the Financial Services Authority Commissioned National Bank Examiner with OCC Co-Founder and Chief Financial Officer since 2003 30+ years of banking experience Previously served as Chief Financial Officer of The National Bank of Commerce, the largest commercial bank in Tanzania Director since 2017 Served as Executive Vice President and Director of Operations at Eagle Bank prior to joining the Company Previously served as Chief Operating Officer, Chief Financial Officer and founding Director of Virginia Heritage Bank and a career Northern Virginia banker Jeff W. Dick Chairman & CEO Age: 59 Thomas J. Chmelik CFO & Sr. EVP Age: 57 Charles C. Brockett President Age: 57 1

Experienced Board of Directors

1



Tom Haddock
Vice Chairman

- Founding Director of MainStreet and President of Azure, Inc.
- Commercial real estate investor and entrepreneur



Patsy Rust
Board Member

- Co-Founder and Senior Vice President with MainStreet from its inception until her retirement as a bank employee in September 2008
- A career banker and a co-founder of Bank of the Potomac



Terry Saeger
Board Member

- Director since 2011
- Vice President of Sales for Civilience, LLC, a technology focused health security platform that identifies infectiousness (pandemic or seasonal), through symptoms and vitals data obtained from an integrated software application and hardware accessories



Elizabeth Bennett
Board Member

- Director since 2012 and serves as the Company's audit committee financial expert
- Partner and CFO with National Realty Partners LLC, a full service commercial real estate and community association management company



Darrell Green
Board Member

- Director since 2013, a former Washington Redskins cornerback and a member of the Pro Football Hall of Fame
- Owner of Darrell Green Enterprises, Inc., a marketing company that facilitates opportunities for Mr. Green and other athletes



Russell Echlov
Board Member

- Director since 2018 and a Senior PM with Mendon Capital Advisors/RMB Capital
- Previously worked for Keefe, Bruyette & Woods, FrontPoint Stadia, Columbia Financial Partners and Spring Hill Capital Partners, LLC

MainStreetBancshares, Inc. | 12

Significant Insider and Institutional Ownership 1 MainStreet’s top executives and board of directors have tied themselves closely to the financial success of MainStreet with the top three executives owning nearly 5% of the Company. Along with strong insider ownership, many respected institutions have significant positions in MainStreet.

The payments industry is among the largest industries in the United States. The Company has developed and is ramping a platform that will allow it to provide payment processing services to fintech companies and generate incremental core deposit gathering and fee income opportunities Payment System Solutions Dynamic Business Strategy MainStreet is focused on the business community in the Washington, D.C. metropolitan area We combine a private banking experience with leading technology capabilities Our branch-light model allows for continuous investment in technology infrastructure to provide customers with a world-class banking solution Creation of Payment System Solutions vertical and expertise will enhance funding and be a competitive advantage The density of the Washington, D.C. metro area, coupled with leading-edge infrastructure in a community bank, enables the Company to reach and serve customers from a limited physical footprint; the result is an efficiency ratio that increasingly reflects superior operating leverage Branch-Light Strategy The size, growth and dynamic nature of the Washington, D.C. market has provided the opportunity for MainStreet to make significant inroads and create from scratch a platform to support the Company’s growth; since inception, nearly all of the Company’s growth has come organically MainStreet differentiates itself on service, execution and responsiveness; its outstanding commercial lending team is supported by a thorough and conservative credit function and complemented by a growing core deposit generation engine that enables the Company to capitalize on service shortcomings at competing institutions Organic Growth Strategy 2

Vibrant Market with Favorable Demographics

2

The Washington D.C. metro area, and the Company's primary footprint in Northern Virginia in particular, are among the most demographically appealing areas in the entire country, bringing people and companies to the region at a very significant rate. This also makes for a dynamic banking market that has attracted many new players, both by acquisition and expansion, but still presents substantial competitive opportunities for a focused, strategically managed community bank.

Loudoun County

- #1 nationwide highest median household income since 2007
- 35% population growth between 2010 and 2020
- Almost 8% projected population growth by 2025
- Already the third most populous county in the state and the fastest growing

Prince William County

- #23 nationwide highest median household income
- 18% population growth between 2010 and 2020
- Second most populous county in Virginia and projected to be the fourth fastest growing


Leesburg
Herndon
McClean
Washington
Fairfax
Arlington

Washington D.C.

- Higher median household income than any U.S. state
- 19% population growth between 2010 and 2020

Arlington County

- #8 nationwide highest median household income
- 17% population growth between 2010 and 2020

Fairfax County

- #4 nationwide highest median household income and the second highest in Virginia behind Loudoun County
- Most populous county in Virginia (more than double the next largest county)

Washington D.C. Recent Accolades

- #1 Best Cities for Women in Tech, *SmartAsset, March 2019*
- #2 Best Educated Cities in America, *CNBC July 2018*
- #4 Top 20 High-Tech Cities, *PC Magazine, May 2019*
- #4 Top Ranked Cities for Tech Talent, *CBRE, July 2019*
- #5 Best Cities in America, *Bloomberg, June 2019*
- #5 Best Cities for Young Professionals, *U.S. News & World Report, January 2019*

Sources: S&P Global Market Intelligence, D.C. Chamber of Commerce, Loudoun County Department of Economic Development

MainStreetBancshares, Inc. | 15

Unemployment Rate (%)1 Median Household Income Excellent Market Demographics – Washington D.C. MSA June 2020 Unemployment Rate (%) Sources: Federal Reserve Bank of St. Louis, S&P Global Market Intelligence 1Shading indicates U.S. recessions MNSB’s branches are located in and around some of the nation’s most affluent markets Demographics Median Household Income ($) 0 - 42,886 42,886 - 55,318 55,318 - 69,022 69,022 - 91,821 91,821 - 500,001 MNSB Branches Washington D.C. MSA Median Household Income 2

5th largest MSA in the U.S. by GDP 6.3 million residents, 6th largest in the U.S. Headquarters of 16 Fortune 500 companies New Amazon HQ building located in Arlington County will add 25,000 tech industry workers to the market On average, these Amazon employees are expected to earn $150,000 annually Expected to open in 2023 Due to the presence of the federal government and anchor employers such as engineering and defense giants, General Dynamics, Lockheed Martin and the Computer Sciences Corporation, the Washington D.C. MSA has tended to have a more durable economy during recessions than those of other markets Washington D.C. MSA Highlights and Market Share Sources: S&P Global Market Intelligence, Bureau of Economic Analysis, D.C. Chamber of Commerce, Fortune Media IP Limited, The Washington Post Market Highlights Deposit Market Share (Top 40) 2

Financial Highlights 1Non-GAAP measure, see Appendix 3

Strong Organic Growth May 2004 $12.5M Private Placement of Common Stock August 2005 $12.6M Private Placement of Common Stock & Began trading on OTC Market December 2014 $12.8M Private Placement of Common Stock January 2017 $15M Sub-Debt Offering October 2017 $18.4M Private Placement of Common Stock August 2018 $45M Private Placement of Common Stock July 2016 Formed Holding Company / Began Trading on OTCQX April 2019 Became SEC Registrant and Began Trading on NASDAQ September 2020 $25M Preferred Stock Offering ‘04 ‘04 ‘04 ‘05 ‘04 ‘14 ‘04 ‘16 ‘04 ‘17 ‘04 ‘18 ‘04 ‘19 ‘04 ‘20 Total Assets ($MM) 1Compound annual growth rate between December 31, 2004 and June 30, 2020 CAGR1: 25.3% 3

Strong Growth in High Quality Loans Acceleration in loan growth driven by lending team expansion in 2017 Note that the 6/20 balance includes $172 million of PPP loans; excluding PPP loans, the gross loan CAGR is 25.1% Gross Loan Growth ($MM) 1Compound annual growth rate between December 31, 2015 and June 30, 2020 2Gross of unearned fees CAGR1: 29.2% Gross Loans: $1.3B 3 Loan Portfolio Composition as of 6/30/202

14 experienced Business Bankers focused on growing core deposits Advanced technology puts complete branch functionality on Business Banker’s tablet Payment Systems Solution out of Beta and ready to deploy Excellent source of no- and low-cost deposits and fee income Scalable infrastructure in-place Sales team on-board Seven branches serving the Washington D.C. MSA, including the most recent Washington D.C. branch, which opened in February 2020 MainStreet was the first bank in Virginia to offer the CDARs program to its customers Focus on Building Core Deposits Core Deposit Overview Deposit Composition as of 6/30/20 Total Deposits: $1.3B Noninterest bearing deposits increased 93% year-over-year and are 28.9% of total deposits Noninterest-bearing Deposits ($000) 3

Operating Efficiency, Margin Trends and Capital 1Noninterest income excluding nonrecurring revenue/total revenue excluding nonrecurring revenue 2Non-GAAP measure, see Appendix 3 Efficiency Ratio (%) Net Interest Margin (%) TCE/TA (%)2 Noninterest Income/Operating Revenue (%)1

Demonstrated Ability to Grow Profitability 1Non-GAAP measure, see Appendix 3 Core ROAA (%)1 EPS ($) Core ROATCE (%)1 TBVPS ($)1

Strong Credit Quality 4 Asset Quality Overview

Conservative Loan Loss Reserve Provisioning Trends in Loan Loss Reserve During the quarter ended Q2 2020, the Company had one C&I borrower fully impacted by the pandemic The Company charged-off the $1.7 million balance of the loan during the quarter To address the potential impact of the COVID-19 pandemic, the Company recorded $5.6 million in provision expense The Company actively monitors customer performance in order to achieve positive outcomes and maintain good asset quality Loan Loss Reserve Overview 1Excludes PPP Loans 4

Appendix

Interest Rate Sensitivity Prudent Balance Sheet Management Investment Portfolio Maturity Composition Total Securities: $115.7MM Change in Net Income (%) Change in Net Interest Income (%)

Robust Liquidity Management Total Assets ($000) Total Liabilities and Equity ($000) As of June 30, 2020, MainStreet had $2.1 million of cash and cash equivalents at the holding company In addition to the current sources of liquidity summarized to the left, MainStreet also has the opportunity to draw down on an additional: $333 million from the Federal Home Loan Bank Up to 100% of its $173 million in PPP loans outstanding through the PPP Liquidity Facility as of June 30, 2020 since the Company was able to fund these loans through its own capital Up to $92 million from other financial institutions Just 13% of MainStreet’s balance sheet is funded by non-core deposits of less than a year in maturity This funding is dwarfed by nearly a factor of three by the undrawn sources of borrowing mentioned above MainStreet does not rely on any repurchase agreements or similar short-term capital markets funding Liquidity Summary

Non-GAAP Reconciliation 1Assumes income tax rate of 35% from 2015-2017 and 21% from 2018-2020